EXHIBIT 99.1


              Certification of Chief Executive Officer Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") by Bentley Pharmaceuticals, Inc. (the "Registrant"), the undersigned hereby certifies that, to his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                                  /s/ James R. Murphy
                                                  ------------------------------
                                                  James R. Murphy
                                                  Chairman, President and Chief
                                                  Executive Officer
                                                  (Chief executive officer)

                                                  March 13, 2003


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                                                                    EXHIBIT 99.2


              Certification of Chief Financial Officer Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") by Bentley Pharmaceuticals, Inc. (the "Registrant"), the undersigned hereby certifies that, to his knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                            /s/ Michael D. Price
                                            --------------------
                                            Michael D. Price
                                            Vice President, Chief Financial
                                            Officer, Treasurer and Secretary
                                            (Chief financial officer)

                                            March 13, 2003